EXHIBIT 99.1

March 31, 2014
CDI Corp. Announces Leadership Transition
Executive Vice President and CFO Robert Larney to act as interim President and CEO
PHILADELPHIA, March 31, 2014 /PRNewswire/ -- CDI Corp. (NYSE: CDI) (the "Company") today announced that president and CEO, Paulett Eberhart has departed the company upon completion of her contract and has entered into an agreement to perform consulting services through year end. She is leaving to pursue other, non-competitive, business interests. Executive Vice President and CFO Robert Larney has agreed to act as interim President and CEO while the Board of Directors initiates an executive search for a permanent replacement. CDI Corp. is a multinational company with six decades of experience delivering engineering and technology solutions and recruitment and staffing services to businesses with operations around the globe.
"In her time as CEO, Paulett set a new strategic direction, restored profitability, improved the balance sheet, and strengthened the cash position of CDI," said Walter Garrison, Chairman of the CDI Board of Directors and the founder of the company. "In recent months, Paulett and the executive leadership team have put in place a strategic direction and structure that moves our organization forward by improving accountability and further optimizing the cost structure."
This announcement comes at a time of financial health and stability for the company, allowing for a smooth transition. Aiding in the leadership transition is Executive Vice President and CFO Larney, who while not a candidate for the CEO position, has agreed to serve as the interim president and CEO. Once a candidate is selected and is in place Larney will return to the duties as CFO for the company. Larney joined CDI in 2011, previously serving as Senior Vice President and Chief Financial Officer of Tekni-Plex, Inc. He has also been Chief Financial Officer for publicly-traded Foamex International, Inc., Executive Vice President and CFO of the Americas for Rieter Automotive Systems, and CFO for the privately-held Lutron Electronics, Inc.
"We have sound leadership in our business units headed by Stuart Batchelor and William Wasilewski. Our direction is clearly set and the leadership team has the focused attitude needed to execute our plan and grow the value of our business," said Garrison.
About CDI
CDI Corp. (NYSE:CDI) is an integrated, market-leading engineering and technology services firm providing differentiated, client-focused solutions in select global industries. CDI provides engineering and technology solutions and professional staffing services through its global business operations. The Company also provides staffing services through its franchised Management Recruiters International, Inc. (MRI) operating unit. Learn more at http://www.cdicorp.com.
Caution Concerning Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address expectations or projections about the future, including, but not limited to, statements about our future financial results, are forward-looking statements. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: the inability to successfully execute on our CEO leadership transition, our strategic plan or the realignment announced in December 2013; weakness in general economic conditions and levels of capital spending by clients in the industries we serve; weakness or volatility in the financial and capital markets, which may result in the postponement or cancellation of our clients' capital projects or the inability of our clients to pay our fees; the termination or non-renewal of a major client contract or project; delays or reductions in government spending, including the impact of sequestration on U.S. government defense spending; credit risks associated with our clients; competitive market pressures; the availability and cost of qualified personnel; our level of success in attracting, training and retaining qualified management personnel and other staff employees; changes in tax laws and other government regulations including the impact of healthcare reform laws and regulations; the possibility of incurring liability for our business activities, including the activities of our temporary employees; our performance on client contracts; negative outcome of pending and future claims and litigation; and government policies, legislation or judicial decisions adverse to our businesses. More detailed information about these and other risks and uncertainties may be found in our filings with the SEC, particularly in the "Risk Factors" section of our Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our Form 10-Ks and Form 10-Qs. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise, except as required by law.